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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 5, 2001
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                          eLocity Networks Corporation
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-27087                58-2027283
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(State or other jurisdiction      (Commission File          (IRS Employer
     of Incorporation)                 Number)          Identification Number)


          200 South Washington Blvd., Suite 9, Sarasota, Florida 34236
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (941) 957-1009

                               Chattown.com, Inc.
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          (Former name or former address, if changed since last report)



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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  On March 5, 2001, the Company acquired 20,000,000 shares of common stock, or eighty percent (80%) of the shares of common stock then issued and outstanding, of Cyber Equestrian, Inc., a Nevada corporation ("Cyber Equestrian"). The Company acquired these shares of Cyber Equestrian through an agreement between the Company's subsidiary, Value Plus Marketing, Inc. ("Value Plus"), and Axia Group, Inc. ("Axia"), pursuant to which Value Plus is required to display corporate information concerning Axia on the Company's websites. Also pursuant to the same agreement, Axia has agreed to provide the Company with consulting services necessary to file a registration statement with respect to the transfer of all Cyber Equestrian shares held by the Company to the Company's shareholders, should the Company elect in the future to make that distribution.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         FINANCIAL STATEMENTS

                  (a) Audited Balance Sheet for the years ended December 31, 1999 and 2000; Audited Statement of Operations for the period December 15, 1999 (date of inception) through December 31, 1999, and the year ended December 31, 2000, and cumulative amounts since inception; Audited Statement of Stockholders' Equity for the period December 15, 1999 (date of inception) through December 31, 2000; and Audited Statement of Cash Flows for the period December 15, 1999 (date of inception) through December 31, 1999, and the year ended December 31, 2000, and cumulative amounts since inception (incorporated by reference to Cyber Equestrian, Inc.'s Report on Form 10-KSB (Item 7) filed on March 5, 2001).

                  (b)      Pro forma financial information required by Form 8-K,
                           Item 7(b). (1)

         EXHIBITS

                  Exhibit No.       Description
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                   2.2              Agreement dated February 12, 2001, between
                                    Value Plus Marketing, Inc., and AXIA Group,
                                    Inc. (incorporated by reference to Cyber
                                    Equestrian, Inc.'s Report on Form 8-K
                                    (Exhibit B) filed on March 14, 2001).

                  23.1              Consent of Jones, Wright, Simkins &
                                    Associates LLP.(2)
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         (1)      To be filed by amendment.
         (2)      Filed herewith.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned herein duly authorized.

                                            eLOCITY NETWORKS CORPORATION



Dated: May 10, 2001                         By: /s/ Thomas Clay
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                                                Thomas Clay, President




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